EXHIBIT 10.3

VIRGINIA BANKERS ASSOCIATION
MODEL DEFERRED COMPENSATION PLAN
FOR DIRECTORS
(January, 1998)

ADOPTION AGREEMENT

                              If the Corporation completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 700 East Main Street, Suite 1411, Post Office Box 462, Richmond, Virginia 23203, telephone number (804) 643-7469 during business hours.

                              Each Corporation named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

		Adoption Agreement Contents	Page

	Option 1	Corporation(s) Adopting Plan Named In Paragraph 1.9 of the Plan	1
	Option 2	General Plan Information	2
	Option 3	Status of Plan and Effective Date(s)	2
	Option 4	Definitions	2
	Option 5	Time and Form of Benefit Payments	4
	Option 6	Participant Deemed Investment Direction	8

1.	CORPORATION(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.9 OF THE PLAN.

	(a)	Name of Corporation: (b)	Corporation’s telephone Number
	Pinnacle Bankshares Corporation		(804) 369-3000

	(c)	Address of Corporation: (d)	Corporation’s EIN:

	Post Office Box 29		54-1832714
	Altavista, VA 24517-0029
		(e)	Corporation’s Tax Year End:

			12/31

	(f)	Name, Address and Identifying Information of Other Participating Corporations Adopting the Plan:

2.	GENERAL PLAN INFORMATION.

	(a)	Name of Plan:

VBA Director’s Deferred Compensation Plan for Pinnacle Bankshares Corporation

	(b)	Name, Address and E.I.N. of Plan Administrator(s): (If other than Plan Sponsor, appointment must be by resolution.]

3.	STATUS OF PLAN AND EFFECTIVE DATE(S).

	(a)	Effective Date of Plan: The Effective Date of the Plan is December 1, 1997.

	(b)	Plan Status. The adoption of the Plan through this Adoption Agreement is:

		☒	(1)	Initial Establishment. The initial adoption and establishment of the Plan.

		☐	(2)	Restated Plan. An amendment and restatement of the Plan (a Restated Plan).

				(A)	Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is ___________, 19__.

				(B)	Prior Plan. The Plan was last maintained under document dated ______, 19___ and was known as the

				(C)	Transitional or Special Provisions. [Enter any transitional or special provisions relating to a Rollover Account and the Plan as restated.]

	(c)	Adoption of Plan by Additional Corporations after Effective Date of Plan. The Effective Date(s) of the Plan with respect to

[Enter name(s) of additional Corporations adopting Plan] is (are)____________________________________ [Enter (date(s) Plan is first effective as to additional Corporation(s).]

4.	DEFINITIONS.

	(a)	Compensation Paragraph 1.8			Compensation is used throughout the basic plan document for different purposes. The following specific rules apply.

		(1)	General Definition. The Compensation definition in paragraph 1.8 of basic plan document is modified as follows:

			(A)	Retainer. Retainer is more specifically defined to mean:

			(B)	Fees. Fees is more specifically defined to mean:

		(2)	Specific Definitions. When used with respect to Deferral Contributions under the Plan, Compensation shall include:

			☐	(A)	Retainer.

			☐	(B)	Fees.

			☒	(C)	Retainers and Fees.

(b)	Eligible Director Paragraph 1.16	Eligible Director shall mean only the following:

		☒	(1)	All Directors. Any individual serving as a Director of the Corporation.

		☐	(2)	All Non-Employee Directors. Any individual serving as a Director of the Corporation, except Directors who are also common law employees of the Corporation.

		☐	(3)

Determination by Board.  Any individual who is designated as an Eligible Director by resolution of the Plan Sponsor’s o Corporation’s Board of Directors.  A copy of the resolution shall be attached to and incorporated by reference into the Plan.

(c)	Plan Year Paragraph 1.20

In the case of Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin _________________ on, _________ and ending on ___________, _____ with a short Plan Year beginning on ___________________, _____ and ending on December 31, _____.  Thereafter, the Plan Year shall be the 12 month period beginning each January 1.

	(d)	Valuation Date Paragraph 1.23	The following date selected by the Corporation:

			☐	(1)	Quarterly. The last day of each calendar quarter.

			☐	(2)	Semi-Annually. The last day of June and the last day of December of each Plan Year.

			☒	(3)	Annually. The last day of each Plan Year.

	(e)	Effective Date of Coverage Subparagraph 2.1	The effective date of coverage for an Eligible Director shall be [Check one]:

			☐	(1)	Quarterly. The first day of the calendar quarter following the date the individual became an Eligible Director.

			☐	(2)	Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year next following the date the individual became an Eligible Director.

			☒	(3)	Annually. The first day of the Plan Year following the date the Individual became an Eligible Director.

5.	TIME AND FORM OF BENEFIT PAYMENTS.

	(a)	Benefit Commencement Date Defined Paragraphs 1.5, 3.3(a) and 6.1	The term Benefit Commencement Date shall mean the first day of calendar quarter coinciding or next following:

			☐	(1)	Termination as Director. The Participant’s termination as a Director of the Corporation for whatever reason.

			☒	(2)	Selected By Participant. The date selected by the Participant in accordance with the following:

				(A)	Participant’s Options. The Participant may elect that his Benefit Commencement Date be based on [Select options to be available to Participants]:

				☒	(i) His termination as a Director of the Corporation.

				☒	(ii) A date certain stated clearly in his election form which shall be without regard to when his service as a Director of the Corporation ends.

				☐	(iii) The later of a date certain or his termination as a Director of the Corporation.

			☐	(iv)	The earlier of a date certain or his termination as a Director of the Corporation.

			☐	(v)	Describe other options to be available:

			(B)	Timing of Participant Election. Participant shall elect Benefit Commencement Date at the following time:

			☐	(i)	At Time Deferral Election is Made. The Participant election of the Benefit Commencement Date shall be made at the time his first Deferred Contribution Election is filed under the Plan.

			☒	(ii)

In Plan Year Prior to Date Elected.  The Participant election of the Benefit Commencement Date shall be made no later than the earlier of (a) the end of the Plan Year prior to the Benefit Commencement Date selected and (b) at least 90 days before the selected date.

(b)	Form of Payment to Participant Paragraph 6.2(a)	The form of benefit payments available to the Participant shall be determined in accordance with the following rules:

		☐	(1)	Selected By Corporation. The Corporation selects the following form of payment:

			☐	(A)	Lump Sum Payment. Deferral Benefits will be paid in the form of a lump sum payment.

			☐	(B)	Periodic Installments. Deferral Benefits will be paid in the form of periodic installment payments made:

				(i)	Frequency:

				☐	(a) Monthly.

				☐	(b) Quarterly.

				☐	(c) Semi-Annually.

				☐	(d) Annually.

		(ii)	Duration. Over the following period:

		☐	(a)	Five (5) years.

		☐	(b)	Ten (10) years.

		☐	(c)	Fifteen (15) years.

		☐	(d)	Twenty (20) years.

☒	(2)	Selected By Participant. The form of payment shall be selected by the Participant in accordance with the following:

		(A)	Participant’s Options. The Participant may elect from among the following forms of payment [Select options to be available to Participants]:

		☒	(i)	Lump Sum Payment. Deferral Benefits may be paid only in the form of a lump sum payment.

		☒	(ii)	Periodic Installments. Deferral Benefits may be paid in the form of periodic installment payments made:

			(a)	Frequency:

			☒	(I)	Monthly.

			☒	(II)	Quarterly.

			☒	(III)	Semi-Annually.

			☒	(IV)	Annually.

			(b)	Duration. Over the following period:

			☒	(I)	Five (5) years.

			☒	(II)	Ten (10) years.

			☒	(III)	Fifteen (15) years.

			☒	(IV)	Twenty (20) years.

		(B)	Timing of Participant Election. The Participant shall elect his form of payment at the following time:

				☐	(i)	At Time Deferral Election is Made. The Participant’s election of the form of payment shall be made at the time his first Deferred Contribution Election is flied under the Plan.

				☒	(ii)

In Plan Year Prior to Date Elected.  The Participant’s election of the form of payment shall be made no later than the earlier of (a) the end of the Plan Year prior to the Benefit Commencement Date selected and (b) at least 90 days before the selected date.

(c)	Form of Payment to Beneficiary Paragraph 6.2(b)	The form of benefit payments available to the Beneficiary shall be determined in accordance with the following rules:

		☐	(1)	Selected By Corporation. The Corporation selects the following form of payment:

			☐	(A)	Lump Sum Payment. Deferral Benefits will be paid in the form of a lump sum payment.

			☐	(B)	Periodic Installments. Deferral Benefits will be paid in the form of periodic installment payments made:

				(i)	Frequency:

				☐	(a)	Monthly.

				☐	(b)	Quarterly.

				☐	(c)	Semi-Annually.

				☐	(d)	Annually.

				(ii)	Duration. Over the following period:

				☐	(a)	Five (5) years.

				☐	(b)	Ten (l0) years.

				☐	(c)	Fifteen (15) years.

				☐	(d)	Twenty (20) years.

		☒	(2)	Selected By Participant. The form of payment shall be selected by the Participant in accordance with the following:

				(A)	Participant’s Options. The Participant may elect from among the following forms of payment [Select options to be available to Participants]:

				☒	(i)	Lump Sum Payment. Deferral Benefits may be paid only in the form of a lump sum payment.

				☒	(ii)	Periodic Installments. Deferral Benefits may be paid in the form of periodic installment payments made:

					(a)	Frequency:

					☒	(I)	Monthly.

					☒	(II)	Quarterly.

					☒	(III)	Semi-Annually.

					☒	(IV)	Annually.

					(b)	Duration. Over the following period:

					☒	(I)	Five (5) years.

					☒	(II)	Ten (l0) years.

					☒	(III)	Fifteen (l5) years.

					☒	(IV)	Twenty (20) years.

				(B)	Timing of Participant Election. The Participant shall elect the Beneficiary’s form of payment at the time his first at any time prior to his death.

6.	PARTICIPANT DEEMED INVESTMENT DIRECTION. Paragraph 3.6

	(a)	Availability Generally	A Participant [Check one]:

			☐	(1)	Not Permitted. May not make deemed investment directions.

			☒	(2)	Permitted. May make deemed investment directions for his Deferral Accounts.

(b)	Frequency and Effective Date of Investment Directions	Participants may make their deemed investment directions as[Check one if Option 6(a)(2) is selected]:

		☐	(1)	Quarterly. Quarterly effective as of the first day of each quarter of the Plan Year,

		☐	(2)	Semi-Annually. Semi-annually effective as of the first day of each Plan Year,

		☒	(3)	Annually. Annually effective as of the first day of each Plan Year,

		and (if any of the above options are selected) at such other date(s) as the Administrator may from time to time authorize.

                              IN WITNESS WHEREOF, each Corporation, by its duly authorized representatives, has executed this instrument this 1st day of April, 1998.

PINNACLE BANKSHAREs CORPORATION

[Enter Name of Corporation]

	By	/s/ ROBERT H. GILLIAM JR.

		Its	President

[SEAL]

ATTEST:

/s/

Its Secretary, Treasurer & CFO

[Enter Name of Corporation]

By

Its

[SEAL]

ATTEST:

Its